                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 6, 2003
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

DELAWARE                            001-13403                  84-1032638
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code               (816) 584-5000
                                                   -----------------------------

                             Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On December 31, 2002, the Company entered into a Certificate and First
Amendment to Rights Agreement, which is attached as Exhibit 4 hereto.

Item 7.   Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibit is filed herewith:

            4  Certificate and First Amendment to Rights Agreement

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 6, 2003

                                      AMERICAN ITALIAN PASTA COMPANY

                                      By: /s/ Warren Schmidgall
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                                           Warren Schmidgall,
                                           Chief Financial Officer